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                                                                   EXHIBIT 23(a)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 4, 1994 included (or incorporated by reference) in Jacobson Stores Inc.'s Form 10K for the year ended January 29, 1994 and to all references to our Firm included in this registration statement.





                                        /s/ ARTHUR ANDERSEN & CO.





Detroit, Michigan,
 May 2, 1994.